CVD EQUIPMENT CORPORATION
1860 Smithtown Avenue
Ronkonkoma, N.Y. 11779
(631) 981-7081  Tel
(631) 981-7095  Fax



October 28, 2005


Mr. Brian Cascio
Accounting Branch Chief
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549-0306


Re: SEC Letter dated 10/3/05


Dear Mr. Cascio:

We have filed an amended 10-KSB/A for the year ended December 31, 2004, a copy of which is attached, in response to your letter dated October 3, 2005. Your requested changes have been made to the third paragraph of the independent audit report for the year ended December 31, 2003. The change was required due to a typographical error contained in the previously-filed independent audit report. The initial report omitted a clause in the opinion paragraph, rendering that report without an opinion on the consolidated results of operations and their cash flows for the year ended December 31, 2003. This has been corrected on the 10-KSB/A for the year ended December 31, 2004.

CVD Equipment Corporation is responsible for the adequacy and accuracy of the disclosure in its filings. CVD recognizes that staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing. CVD may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any further questions or comments, please do not hesitate to contact me.


Sincerely,
Glen Charles
Chief Financial Officer